Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

        The undersigned certifies, pursuant to 18 U.S.C. Section 1350 as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
the Annual Report on Form 10-K of Certegy Inc. (the "Company") for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 7, 2003

/s/ MICHAEL T. VOLLKOMMER Michael T. Vollkommer Corporate Vice President and Chief Financial Officer